UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 26, 2017 (Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

(952) 937-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an “emerging growth company” (as defined in Section 2(a)(19) of the Securities Act).    Yes  ☐    No  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.    Yes  ☐     No  ☐

Item 1.01 Entering into a Material Definitive Agreement.

On April 26, 2017, C.H. Robinson Worldwide, Inc. (the “Company”), as initial master servicer and performance guarantor, C.H. Robinson Receivables, LLC, a wholly-owned subsidiary of the Company and bankruptcy-remote entity (“CHRR”), as seller, Gotham Funding Corporation, as conduit purchaser, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”) and Wells Fargo Bank, National Association (“Wells Fargo”), as committed purchasers (conduit purchasers and committed purchasers collectively, the “Purchasers”), BTMU and Wells Fargo, as purchaser agents , and BTMU, as administrative agent (in such capacity, the “Agent”), entered into a Receivables Purchase Agreement (the “Receivables Purchase Agreement”). The Receivables Purchase Agreement and related transaction documents provide a receivables securitization facility (the “Facility”).

The documentation for the Facility includes (i) the Receivables Purchase Agreement, (ii) a Receivables Sale Agreement (the “RSA”) by and among C.H. Robinson Company Inc., a wholly-owned subsidiary of the Company (the “Originator”), CHRR, and the Company, as initial master servicer; and (iii) a Performance Guaranty by the Company for the benefit of the Agent, the Purchasers, and other affected parties (the “Performance Guaranty”).

CHRR was formed for the purpose of acquiring rights to payment arising from the sale of goods or services by the Originator (the “Receivables”). Under the Facility, on an ongoing basis the Originator will sell Receivables to CHRR on a non-recourse basis or transfer Receivables to CHRR as capital contributions. CHRR in turn may obtain funding of up to $250 million from time to time from the conduit purchaser or the committed purchasers by requesting purchases of interests in Receivables owned by CHRR, related assets and collections. The purchase price for Receivables sold by the Originator to CHRR will be paid in cash to the extent available to pay the price of Receivables each day, with the balance being evidenced by one or more subordinated notes from CHRR. The subordinated note obligations will be satisfied from collections of the Receivables available after payment of other amounts owed by CHRR under the Receivables Purchase Agreement. For as long as the Company is the master servicer, the Company will service, administer, and collect the Receivables on behalf of CHRR and the Purchasers. The Performance Guaranty is a customary undertaking by the Company guaranteeing the performance of the obligations of the Originator and any master servicer under the Receivables Purchase Agreement and the RSA, as applicable.

The Receivables Purchase Agreement requires CHRR to pay yield based on the rate for commercial paper issued by a conduit purchaser, in the case of purchases by a conduit purchaser, and based on 30 day LIBOR plus a margin, in the case of other purchases. A different default rate may be used to calculate yield in the case of certain defaults. Different rates may be used to calculate yield with respect to specific tranches if an appropriate LIBOR rate is not available or if the Agent does not receive required notice that the tranche is not to be funded through the issuance of commercial paper notes. In addition, CHRR will pay the Purchasers upfront fees, commitment fees, and fees based on facility use, and will pay an administrative agent fee.

The Receivables Purchase Agreement contains various customary affirmative and negative covenants, and it also contains customary default and termination provisions which provide for acceleration of amounts owed under the Receivables Purchase Agreement upon the occurrence of certain specified events with respect to the Company, the Originator, or CHRR, including, but not limited to, the failure to pay yield, fees, and other amounts due, defaults on certain other indebtedness, failure to discharge certain judgments, insolvency events, change in control, and exceeding certain financial ratios designed to capture events negatively affecting the overall credit quality of the Receivables.

The Facility will terminate on April 26, 2019 unless extended by the parties.

BTMU and Wells Fargo are lenders under the Company’s existing senior unsecured revolving credit facility. In addition, Wells Fargo serves as the Company’s transfer agent and as the administrator, trustee and record keeper for the Company’s 401(k) plan.

The foregoing description of the Facility is qualified in its entirety by reference to the full text of the Receivables Purchase Agreement, RSA and Performance Guaranty, which are filed, respectfully, as Exhibits 10.1, 10.2 and 10.3 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Receivables Purchase Agreement, dated as of April 26, 2017, by and among C.H. Robinson Worldwide, Inc., C.H. Robinson Receivables, LLC, Gotham Funding Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and Wells Fargo Bank, National Association

10.2	Receivables Sale Agreement, dated as of April 26, 2017, by and among C.H. Robinson Company, Inc., C.H. Robinson Receivables, LLC, and C.H. Robinson Worldwide, Inc.

10.3	Performance Guaranty, dated as of April 26, 2017, made by C.H. Robinson Worldwide, Inc. for the benefit of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, Wells Fargo Bank, National Association, Gotham Funding Corporation and other affected parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Troy A. Renner
Troy A. Renner
Treasurer

Date: April 28, 2017

EXHIBIT INDEX

10.1	Receivables Purchase Agreement, dated as of April 26, 2017, by and among C.H. Robinson Worldwide, Inc., C.H. Robinson Receivables, LLC, Gotham Funding Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and Wells Fargo Bank, National Association

10.2	Receivables Sale Agreement, dated as of April 26, 2017, by and among C.H. Robinson Company, Inc., C.H. Robinson Receivables, LLC, and C.H. Robinson Worldwide, Inc.

10.3	Performance Guaranty, dated as of April 26, 2017, made by C.H. Robinson Worldwide, Inc. for the benefit of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, Wells Fargo Bank, National Association, Gotham Funding Corporation and other affected parties.